UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2022 (May 17, 2022)

TREAN INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39392	84-4512647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Lake Street West Wayzata, Minnesota	55391
(Address of principal executive offices)	(Zip Code)

(952) 974-2200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TIG	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The 2022 annual meeting of the stockholders (the “Annual Meeting”) of Trean Insurance Group, Inc. (the “Company”) was held on May 17, 2022. As of March 21, 2022, the record date for the Annual Meeting, a total of 51,176,887 shares of the Company’s common stock were outstanding and entitled to vote on all matters presented to the Company’s stockholders at the Annual Meeting, of which a total of 43,575,470 shares of the Company’s common stock were present in person or represented by proxies at the Annual Meeting, constituting a quorum. At the Annual Meeting, the Company’s stockholders considered the following proposals:

(1)	to elect two Class II directors to the Company’s board of directors (the “Board”), each to serve for a term of three years and until his or her successor is elected and qualified; and

(2)	to cast an advisory (non-binding) vote to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The final voting results for each proposal are described below. For beneficial owners holding the Company’s common stock at a bank or brokerage institution, a “broker non-vote” occurred if the owner failed to give voting instructions, and the bank or broker was otherwise restricted from voting on the owner’s behalf.

Proposal 1

Two Class II directors were elected to the Company’s Board to serve for a term of three years. The results of the election were as follows:

Name	For	Withheld	Broker Non-Votes
Andrew M. O’Brien	38,186,461	3,987,196	1,401,813
Steven B. Lee	36,975,737	5,197,920	1,401,813

Proposal 2

The Audit Committee’s selection of Deloitte & Touche LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2022 was ratified. The results of the vote were as follows:

For	Against	Abstentions	Broker Non-Votes
43,127,712	318,116	129,642	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2022

TREAN INSURANCE GROUP, INC.

By:	/s/ Nicholas J. Vassallo
Name:	Nicholas J. Vassallo
Title:	Chief Financial Officer